Exhibit 99

Post Office Box 216 307 North Defiance Street Archbold, Ohio 43502	NEWS RELEASE

Company Contact:	Investor and Media Contact:
Lars B. Eller President and Chief Executive Officer Farmers & Merchants Bancorp, Inc. (419) 446-2501 leller@fm.bank	Andrew M. Berger Managing Director SM Berger & Company, Inc. (216) 464-6400 andrew@smberger.com

Farmers & Merchants Bancorp, Inc. Reports

2026 Second-Quarter and Year-to-Date Financial Results

ARCHBOLD, OHIO, July 27, 2026, Farmers & Merchants Bancorp, Inc. (Nasdaq: FMAO) today reported financial results for the 2026 second quarter and year-to-date ended June 30, 2026, on a consolidated basis.

2026 Second-Quarter Financial and Operating Highlights

(at June 30, 2026, and on a year-over-year basis unless noted)

•
93 consecutive quarters of profitability
•
Net income increased 53.0% to a quarterly record of $11.8 million, or $0.86 per basic and diluted share
•
Strong profitability drives ROAA to 1.34%, compared to 0.92%
•
Net charge-offs to average loans of 0.00%
•
Tier 1 leverage ratio was 8.99%
•
Cost of interest-bearing liabilities improved to 2.56%, from 2.83%
•
Net interest margin increased by 26 basis points to 3.48%
•
Efficiency ratio improved to 56.08%, compared to 64.93%
•
Second quarter dividend per share increased 4.0% to $0.92 annualized

Lars B. Eller, President and Chief Executive Officer, stated, “I am proud to report the second quarter of 2026 was the most profitable quarter in our 129-year history. Our record performance builds upon the strong start we established in the first quarter and demonstrates the meaningful operating leverage across our business. With growing earnings momentum, a solid balance sheet and continued investments in our people, technology, and markets, we believe F&M is well positioned to deliver sustained profitable growth and long-term value for our shareholders.”

Income Statement

Net income for the quarter ended June 30, 2026, was $11.8 million, compared to $7.7 million for the same period last year. Net income per basic and diluted share for the 2026 second quarter was $0.86, compared to $0.56 for the same period last year. Net income for the 2026 first half ended June 30, 2026, was $21.4 million, compared to $14.7 million for the same period last year. Net income per basic and diluted share for the 2026 first half was $1.55, compared to $1.07 for the same period last year.

“Second quarter 2026, net income increased 53% year-over-year and 23% sequentially, reflecting continued net interest margin expansion, strong levels of noninterest income, disciplined expense management, and effective balance sheet execution. Record levels of net income drove a significant expansion in our return on average assets at June 30, 2026, to 1.34%, the highest quarterly level in 23 quarters. We achieved these levels of profitability, while maintaining excellent credit quality, underscoring the strength and consistency of our core banking franchise,” continued Mr. Eller.

Deposits

At June 30, 2026, total deposits were $2.87 billion, an increase of 5.9%, or $159.1 million from June 30, 2025. For the three months ended June 30, 2026, F&M’s cost of interest-bearing liabilities was 2.56%, compared to 2.83% in the same period last year.

Mr. Eller continued: “We continue to see favorable business and economic trends across our Ohio, Indiana, and Michigan markets, supporting higher year-over-year levels of both loans and deposits. We believe this growth reflects the value customers place on our relationship-based approach, local decision-making and ability to deliver responsive, tailored financial solutions. Our deposit growth was also accompanied by improved funding costs, with the cost of interest-bearing liabilities declining 27 basis points from the prior-year period. Together, these trends demonstrate the strength of our local franchise and our continued ability to attract, retain, and deepen high-quality customer relationships across the communities we serve.”

Loan Portfolio and Asset Quality

Total loans, net at June 30, 2026, increased 3.0%, or by $79.5 million to $2.70 billion, compared to $2.62 billion at June 30, 2025. The year-over-year increase was driven primarily by higher consumer real estate, commercial and industrial, and agricultural loans, partially offset by lower commercial real estate, agricultural real estate, and consumer loans.

F&M continues to closely monitor its loan portfolio with a particular emphasis on higher risk sectors. Nonperforming loans continue to normalize on a quarter-over-quarter basis and were $7.4 million, or 0.27% of total loans at June 30, 2026, compared to $11.1 million, or 0.42% of total loans at March 31, 2026, and $3.7 million, or 0.14% of total loans at June 30, 2025.

F&M maintains a well-balanced, diverse, and high performing CRE portfolio. CRE loans represented 48.4% of the Company’s total loan portfolio at June 30, 2026. F&M’s CRE portfolio included the following categories at June 30, 2026 (*):

CRE Category	Dollar Balance	Percent of CRE Portfolio	Percent of Total Loan Portfolio
Multi-family	$241,662	18.5%	8.9%
Retail	233,404	17.8%	8.6%
Industrial	216,907	16.6%	8.0%
Hotels	165,848	12.7%	6.1%
Office	134,215	10.3%	5.0%
Gas Stations	77,758	5.9%	2.9%
Food Service	50,067	3.8%	1.9%
Development	37,698	2.9%	1.4%
Auto Dealers	25,347	1.9%	0.9%
Senior Living	20,843	1.6%	0.8%
Other	104,851	8.0%	3.9%
Total CRE	$1,308,600	100.0%	48.4%

* Numbers have been rounded; totals may not foot due to rounding; and dollar amounts in thousands.

At June 30, 2026, the Company’s total allowance for credit losses to total loans was 1.08%, compared to 1.08% at June 30, 2025.

Mr. Eller concluded, “Our record second-quarter and year-to-date profitability demonstrate the strength of the platform we have built and the progress we are making across F&M. As we execute our new three-year strategic plan, we remain focused on building upon this momentum, while preserving the relationship-based service, local decision-making and tailored financial solutions that distinguish F&M across our markets. We believe this combination positions us to achieve the next level of profitable growth and create increasing long-term value for our customers, communities, and shareholders.”

Stockholders’ Equity and Dividends

Total stockholders’ equity increased 9.7% to $384.7 million, or $27.92 per share at June 30, 2026, from $350.8 million, or $25.56 per share at June 30, 2025. The Company had a Tier 1 leverage ratio of 8.99% at June 30, 2026, compared to 8.50% at June 30, 2025.

Tangible stockholders’ equity increased to $295.0 million at June 30, 2026, compared to $259.6 million at June 30, 2025. On a per share basis, tangible stockholders’ equity at June 30, 2026, was $21.41 per share, compared to $18.91 per share at June 30, 2025. Tangible stockholders’ equity and tangible book value per share are non-GAAP financial measures; see “Use of Non-GAAP Financial Measures.”

F&M is committed to returning capital to shareholders and has increased the annual cash dividend for 31 consecutive years. For the six months ended June 30, 2026, the Company declared cash dividends of $0.46 per share, representing a 4.0% increase over the same period last year. For the six months ended June 30, 2026, the dividend payout ratio was 29.27% compared to 40.90% for the same period last year.

About Farmers & Merchants Bancorp, Inc.

Farmers & Merchants Bancorp, Inc. (Nasdaq: FMAO) is a financial holding company headquartered in Archbold, Ohio, and the parent company of The Farmers & Merchants State Bank.

About Farmers & Merchants State Bank:

F&M Bank is a local independent community bank that has been serving its communities since 1897. F&M Bank provides commercial banking, retail banking, and other financial services. Our locations are in Butler, Champaign, Fulton, Defiance, Hancock, Henry, Lucas, Shelby, Williams, and Wood counties in Ohio. In Northeast Indiana, we have offices located in Adams, Allen, DeKalb, Jay, Steuben, and Wells counties. The Michigan footprint includes Oakland County, and we have Loan Production Offices in Muncie, Indiana; and Perrysburg and Bryan, Ohio.

Use of Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures, including tangible stockholders’ equity and tangible book value per share. Management believes these measures facilitate period-to-period comparisons of the Company’s performance and provide useful supplemental information to investors; however, they should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Basis of Presentation

The financial information in this release is preliminary, based on management’s current expectations, and is subject to change pending completion of customary quarterly closing processes and review. Unless otherwise indicated, all figures are presented on a consolidated basis and comparisons are to the same period of the prior year. Averages may be annualized. Totals may not foot due to rounding.

Safe Harbor Statement

Farmers & Merchants Bancorp, Inc. (“F&M”) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995. Statements by F&M, including management’s expectations and comments, may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “project,” “target,” “goal,” “will,” “would,” and similar expressions. Actual results could vary materially depending on risks and uncertainties inherent in general and local banking conditions, competitive factors specific to markets in which F&M and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions, capital market conditions, deposit flows and pricing, liquidity and access to wholesale funding, interest rate and asset-liability management, credit quality (including commercial real estate exposures), collateral values, inflation and macroeconomic conditions, changes in laws and regulations (including capital and liquidity requirements and the implementation of “Basel III Endgame”), FDIC assessments, stress testing and supervisory expectations, cybersecurity and third-party/vendor risks, competition and technological change, geopolitical events, severe weather and natural disasters, agricultural sector conditions, the accuracy of CECL estimates and other accounting judgments, capital and dividend restrictions, and other risks described in F&M’s filings with the SEC. F&M undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For more details, please refer to F&M’s SEC filing, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q. Such filings can be viewed at the SEC’s website, www.sec.gov or through F&M’s website www.fm.bank.

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME

(Unaudited) (in thousands of dollars, except per share data)

	Three Months Ended					Six Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Interest Income
Loans, including fees	$40,839	$39,827	$40,999	$41,013	$39,530	$80,666	$76,602
Debt securities:
U.S. Treasury and government agencies	2,712	2,305	2,259	2,224	2,231	5,017	4,328
Municipalities	347	349	362	366	369	696	751
Dividends	239	245	250	309	311	484	649
Federal funds sold and other	1,510	572	696	572	1,051	2,082	2,164
Total interest income	45,647	43,298	44,566	44,484	43,492	88,945	84,494
Interest Expense
Deposits	14,432	13,249	14,318	15,060	14,813	27,681	28,801
Federal funds purchased and securities sold under agreement to repurchase	118	145	226	273	272	263	543
Borrowed funds	1,894	2,176	1,966	1,966	2,411	4,070	4,961
Subordinated notes	285	284	285	284	285	569	569
Total interest expense	16,729	15,854	16,795	17,583	17,781	32,583	34,874
Net Interest Income - Before Provision for Credit Losses	28,918	27,444	27,771	26,901	25,711	56,362	49,620
Provision for Credit Losses - Loans	173	302	567	557	661	475	1,472
Provision for (Recovery of) Credit Losses - Off Balance Sheet Credit Exposures	148	6	(1)	(272)	27	154	(233)
Net Interest Income After Provision for Credit Losses	28,597	27,136	27,205	26,616	25,023	55,733	48,381
Noninterest Income
Customer service fees	544	483	337	370	330	1,027	711
Other service charges and fees	1,301	1,283	1,311	1,349	1,206	2,584	2,330
Interchange income	1,347	1,513	1,275	1,273	1,259	2,860	2,680
Loan servicing income	846	838	814	674	629	1,684	1,391
Net gain on sale of loans	683	575	306	444	257	1,258	541
Increase in cash surrender value of bank owned life insurance	681	655	640	247	239	1,336	483
Net gain (loss) on sale of other assets owned	30	-	(2)	-	15	30	(39)
Net loss on sale of available-for-sale securities	-	(347)	-	-	-	(347)	-
Total noninterest income	5,432	5,000	4,681	4,357	3,935	10,432	8,097

(continued)

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME (continued)

(Unaudited) (in thousands of dollars, except per share data)

	Three Months Ended					Six Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Noninterest Expense
Salaries and wages	8,381	8,267	8,037	8,108	7,567	16,648	15,445
Employee benefits	2,338	2,379	2,386	2,273	2,265	4,717	4,669
Net occupancy expense	931	1,169	1,052	1,104	1,075	2,100	2,274
Furniture and equipment	1,594	1,566	1,352	1,532	1,414	3,160	2,692
Data processing	778	994	964	1,109	1,057	1,772	1,614
Franchise taxes	395	400	397	397	397	795	794
ATM expense	561	576	676	665	761	1,137	1,252
Advertising	363	472	666	674	356	835	859
FDIC assessment	389	396	377	428	448	785	913
Servicing rights amortization - net	328	523	637	586	234	851	361
Loan expense	578	309	292	362	328	887	556
Consulting fees	325	254	182	242	494	579	1,239
Professional fees	425	500	352	516	502	925	1,061
Intangible asset amortization	304	305	446	445	444	609	889
Other general and administrative	1,574	1,691	1,237	1,298	1,918	3,265	3,402
Total noninterest expense	19,264	19,801	19,053	19,739	19,260	39,065	38,020
Income Before Income Taxes	14,765	12,335	12,833	11,234	9,698	27,100	18,458
Income Taxes	2,968	2,757	3,040	2,380	1,988	5,725	3,796
Net Income	11,797	9,578	9,793	8,854	7,710	21,375	14,662
Other Comprehensive Income (Loss) (Net of Tax):
Net unrealized gain (loss) on available- for-sale securities	(545)	(2,420)	2,657	6,610	1,149	(2,965)	7,613
Reclassification adjustment for realized loss on sale of available- for-sale securities	-	347	-	-	-	347	-
Net unrealized gain (loss) on available- for-sale securities	(545)	(2,073)	2,657	6,610	1,149	(2,618)	7,613
Tax expense (benefit)	(115)	(435)	558	1,388	241	(550)	1,599
Other comprehensive income (loss)	(430)	(1,638)	2,099	5,222	908	(2,068)	6,014
Comprehensive Income	$11,367	$7,940	$11,892	$14,076	$8,618	$19,307	$20,676
Basic Earnings Per Share	$0.86	$0.70	$0.71	$0.64	$0.56	$1.55	$1.07
Diluted Earnings Per Share	$0.86	$0.70	$0.71	$0.64	$0.56	$1.55	$1.07
Dividends Declared	$0.23000	$0.23000	$0.23000	$0.22750	$0.22125	$0.46000	$0.44250

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (in thousands of dollars, except share data)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$155,879	$172,847	$97,249	$116,448	$87,596
Federal funds sold	511	623	469	582	635
Total cash and cash equivalents	156,390	173,470	97,718	117,030	88,231

Interest-bearing time deposits	518	1,253	1,498	1,498	1,992
Securities - available-for-sale	441,254	429,623	422,072	422,773	431,102
Other securities, at cost	10,681	12,672	13,032	11,509	13,994
Loans held for sale	2,994	5,579	3,934	3,003	6,359
Loans, net of allowance for credit losses	2,677,072	2,654,135	2,685,990	2,632,668	2,599,917
Premises and equipment	30,334	31,534	31,864	32,321	32,885
Goodwill	86,358	86,358	86,358	86,358	86,358
Loan servicing rights	5,085	4,972	5,175	5,537	5,810
Bank owned life insurance	48,021	45,407	47,410	35,602	35,355
Other assets	43,411	40,247	39,331	42,453	43,760
Total Assets	$3,502,118	$3,485,569	$3,434,382	$3,390,752	$3,345,763

Liabilities and Stockholders' Equity

Liabilities
Deposits
Noninterest-bearing	$506,119	$520,348	$527,327	$500,742	$497,804
Interest-bearing
NOW accounts	898,902	910,723	876,151	920,099	899,602
Savings	771,379	753,289	729,472	713,391	691,468
Time	693,008	625,302	597,785	617,679	621,455
Total deposits	2,869,408	2,809,662	2,730,735	2,751,911	2,710,329

Federal funds purchased and securities sold under agreements to repurchase	14,771	14,762	37,718	22,718	27,562
Federal Home Loan Bank (FHLB) advances	168,447	218,987	227,377	187,913	188,445
Subordinated notes, net of unamortized issuance costs	34,991	34,962	34,933	34,904	34,875
Dividend payable	3,130	3,128	3,125	3,091	3,000
Accrued expenses and other liabilities	26,655	28,120	29,632	28,435	30,760
Total liabilities	3,117,402	3,109,621	3,063,520	3,028,972	2,994,971

Commitments and Contingencies

Stockholders' Equity
Common stock - No par value; authorized 40,000,000 shares; issued 14,564,425 shares; outstanding 13,779,385 shares 6/30/26 and 13,748,074 shares 12/31/25	135,510	135,270	135,531	135,170	135,805
Treasury stock - 785,040 shares 6/30/26 and 816,351 shares 12/31/25	(10,293)	(10,403)	(10,636)	(10,584)	(10,674)
Retained earnings	273,455	264,607	257,855	251,181	244,870
Accumulated other comprehensive loss	(13,956)	(13,526)	(11,888)	(13,987)	(19,209)
Total stockholders' equity	384,716	375,948	370,862	361,780	350,792
Total Liabilities and Stockholders' Equity	$3,502,118	$3,485,569	$3,434,382	$3,390,752	$3,345,763

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA

	For the Three Months Ended					For the Six Months Ended
Selected financial data	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Return on average assets	1.34%	1.14%	1.14%	1.05%	0.92%	1.24%	0.88%
Return on average equity	12.37%	10.31%	10.55%	9.83%	8.88%	11.29%	8.55%
Yield on earning assets	5.48%	5.38%	5.55%	5.62%	5.45%	5.44%	5.32%
Cost of interest-bearing liabilities	2.56%	2.54%	2.69%	2.83%	2.83%	2.55%	2.84%
Net interest spread	2.92%	2.84%	2.86%	2.79%	2.62%	2.89%	2.48%
Net interest margin	3.48%	3.42%	3.46%	3.40%	3.22%	3.45%	3.13%
Efficiency ratio	56.08%	60.08%	58.38%	63.11%	64.93%	58.18%	65.84%
Dividend payout ratio	26.53%	32.62%	31.90%	34.90%	38.91%	29.27%	40.90%
Tangible book value per share	$21.41	$20.76	$20.40	$19.71	$18.91
Tier 1 leverage ratio	8.99%	9.02%	8.81%	8.74%	8.50%
Average shares outstanding	13,773,387	13,754,684	13,749,420	13,733,858	13,720,339	13,764,087	13,713,211

Loans	June 30, 2026	March 31, 2026	December 30, 2025	September 30, 2025	June 30, 2025
(Dollar amounts in thousands)
Commercial real estate	$1,308,600	$1,315,549	$1,355,571	$1,355,166	$1,345,953
Agricultural real estate	208,223	215,846	217,034	222,145	221,004
Consumer real estate	533,438	534,987	526,439	522,416	523,781
Commercial and industrial	337,487	309,046	314,405	296,084	293,826
Agricultural	244,611	228,730	218,050	179,361	157,870
Consumer	50,953	55,576	58,838	60,469	59,348
Other	22,574	22,564	23,133	24,086	24,653
Less: Net deferred loan fees costs and other (1)	(1,419)	(1,436)	(1,511)	(1,452)	(1,488)
Total loans, net	$2,704,467	$2,680,862	$2,711,959	$2,658,275	$2,624,947

(1) Excludes carrying value adjustments of $546 thousand as of June 30, 2026, $1.1 million as of March 31, 2026, $1.7 million as of December 31, 2025, $1.9 million as of September 30, 2025 and $1.9 million as of June 30, 2025 related to interest rate swaps associated with fixed rate loans

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA (continued)

Asset quality data	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
(Dollar amounts in thousands)
Nonaccrual loans	$7,383	$11,070	$11,256	$5,155	$3,745
90 day past due and accruing	$-	$-	$-	$-	$-
Nonperforming loans	$7,383	$11,070	$11,256	$5,155	$3,745
Other real estate owned	$-	$319	$-	$-	$-
Nonperforming assets	$7,383	$11,389	$11,256	$5,151	$3,745

Allowance for credit losses - loans	$27,941	$27,830	$27,688	$27,475	$26,977
Allowance for credit losses - off balance sheet credit exposures	1,189	1,041	1,035	1,037	1,308
Total allowance for credit losses	$29,130	$28,871	$28,723	$28,512	$28,285
Total allowance for credit losses/ total loans	1.08%	1.08%	1.06%	1.07%	1.08%
Net charge-offs:
Quarter-to-date	$62	$160	$354	$59	$36
Year-to-date	$222	$160	$734	$380	$321
Net charge-offs to average loans
Quarter-to-date	0.00%	0.01%	0.01%	0.00%	0.00%
Year-to-date	0.01%	0.01%	0.03%	0.01%	0.01%
Nonperforming loans/total loans	0.27%	0.42%	0.42%	0.19%	0.14%
Allowance for credit losses/ nonperforming loans	378.45%	251.40%	245.98%	532.98%	720.35%
NPA coverage ratio	378.45%	244.36%	245.98%	532.98%	720.35%

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES

(in thousands of dollars, except percentages)

	For the Three Months Ended			For the Three Months Ended
	June 30, 2026			June 30, 2025
	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Interest Earning Assets:
Loans	$2,690,938	$40,839	6.07%	$2,617,278	$39,530	6.04%
Taxable investment securities	458,152	3,231	2.82%	459,298	2,837	2.47%
Tax-exempt investment securities	12,746	67	2.66%	16,682	74	2.25%
Fed funds sold & other	170,491	1,510	3.54%	99,964	1,051	4.21%
Total Interest Earning Assets	3,332,327	$45,647	5.48%	3,193,222	$43,492	5.45%

Nonearning Assets	193,132			175,969

Total Assets	$3,525,459			$3,369,191

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$1,708,669	$9,398	2.20%	$1,599,067	$9,479	2.37%
Time deposits	666,485	5,034	3.02%	626,036	5,334	3.41%
Other borrowed money	187,035	1,894	4.05%	228,708	2,411	4.22%
Fed funds purchased & securities
sold under agreement to repurchase	14,818	118	3.19%	27,301	272	3.99%
Subordinated notes	34,972	285	3.26%	34,856	285	3.27%
Total Interest-Bearing Liabilities	$2,611,979	$16,729	2.56%	$2,515,968	$17,781	2.83%

Noninterest-Bearing Liabilities	530,896			505,129

Stockholders' Equity	$382,584			$348,094

Net Interest Income and Interest Rate Spread		$28,918	2.92%		$25,711	2.62%

Net Interest Margin			3.48%			3.22%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Six Months Ended			For the Six Months Ended
	June 30, 2026			June 30, 2025
	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Interest Earning Assets:
Loans	$2,695,268	$80,666	5.99%	$2,598,011	$76,602	5.90%
Taxable investment securities	448,472	6,061	2.70%	458,903	5,576	2.43%
Tax-exempt investment securities	12,988	136	2.65%	17,501	152	2.20%
Fed funds sold & other	118,892	2,082	3.50%	102,851	2,164	4.21%
Total Interest Earning Assets	3,275,620	$88,945	5.44%	3,177,266	$84,494	5.32%

Nonearning Assets	192,946			171,324

Total Assets	$3,468,566			$3,348,590

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$1,667,233	$17,929	2.15%	$1,524,965	$18,043	2.37%
Time deposits	634,430	9,752	3.07%	626,767	10,758	3.43%
Other borrowed money	201,463	4,070	4.04%	237,185	4,961	4.18%
Fed funds purchased & securities
sold under agreement to repurchase	16,051	263	3.28%	27,391	543	3.96%
Subordinated notes	34,958	569	3.26%	34,842	569	3.27%
Total Interest-Bearing Liabilities	$2,554,135	$32,583	2.55%	$2,451,150	$34,874	2.84%

Noninterest-Bearing Liabilities	534,662			553,686

Stockholders' Equity	$379,769			$343,754

Net Interest Income and Interest Rate Spread		$56,362	2.89%		$49,620	2.48%

Net Interest Margin			3.45%			3.13%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Three Months Ended						For the Three Months Ended
	June 30, 2026						June 30, 2025
	As Reported		Excluding Accretion/Amortization		Difference		As Reported		Excluding Accretion/Amortization		Difference
	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield
Interest Earning Assets:
Loans	$40,839	6.07%	$40,609	6.04%	$230	0.03%	$39,530	6.04%	$38,928	5.95%	$602	0.09%
Taxable investment securities	3,231	2.82%	3,231	2.82%	-	0.00%	2,837	2.47%	2,837	2.47%	-	0.00%
Tax-exempt investment securities	67	2.66%	67	2.66%	-	0.00%	74	2.25%	74	2.25%	-	0.00%
Fed funds sold & other	1,510	3.54%	1,510	3.54%	-	0.00%	1,051	4.21%	1,051	4.21%	-	0.00%
Total Interest Earning Assets	45,647	5.48%	45,417	5.46%	230	0.02%	43,492	5.45%	42,890	5.38%	602	0.07%

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$9,398	2.20%	$9,398	2.20%	$-	0.00%	$9,479	2.37%	$9,479	2.37%	$-	0.00%
Time deposits	5,034	3.02%	5,034	3.02%	-	0.00%	5,334	3.41%	5,334	3.41%	-	0.00%
Other borrowed money	1,894	4.05%	1,890	4.04%	4	0.01%	2,411	4.22%	2,407	4.21%	4	0.01%
Fed funds purchased and securities
sold under agreement to repurchase	118	3.19%	118	3.19%	-	0.00%	272	3.99%	272	3.99%	-	0.00%
Subordinated notes	285	3.26%	285	3.26%	-	0.00%	285	3.27%	285	3.27%	-	0.00%
Total Interest-Bearing Liabilities	16,729	2.56%	16,725	2.56%	4	0.00%	17,781	2.83%	17,777	2.83%	4	0.00%

Interest/Dividend income/yield	45,647	5.48%	45,417	5.46%	230	0.02%	43,492	5.45%	42,890	5.38%	602	0.07%
Interest Expense / yield	16,729	2.56%	16,725	2.56%	4	0.00%	17,781	2.83%	17,777	2.83%	4	0.00%
Net Interest Spread	28,918	2.92%	28,692	2.90%	226	0.02%	25,711	2.62%	25,113	2.55%	598	0.07%
Net Interest Margin		3.48%		3.45%		0.03%		3.22%		3.15%		0.07%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Six Months Ended						For the Six Months Ended
	June 30, 2026						June 30, 2025
	As Reported		Excluding Accretion/Amortization		Difference		As Reported		Excluding Accretion/Amortization		Difference
	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield	$	Yield
Interest Earning Assets:
Loans	$80,666	5.99%	$80,056	5.95%	$610	0.04%	$76,602	5.90%	$75,396	5.80%	$1,206	0.10%
Taxable investment securities	6,061	2.70%	6,061	2.70%	-	0.00%	5,576	2.43%	5,576	2.43%	-	0.00%
Tax-exempt investment securities	136	2.65%	136	2.65%	-	0.00%	152	2.20%	152	2.20%	-	0.00%
Fed funds sold & other	2,082	3.50%	2,082	3.50%	-	0.00%	2,164	4.21%	2,164	4.21%	-	0.00%
Total Interest Earning Assets	88,945	5.44%	88,335	5.40%	610	0.04%	84,494	5.32%	83,288	5.25%	1,206	0.07%

Interest-Bearing Liabilities:
NOW accounts and savings deposits	$17,929	2.15%	$17,929	2.15%	$-	0.00%	$18,043	2.37%	$18,043	2.37%	$-	0.00%
Time deposits	9,752	3.07%	9,752	3.07%	-	0.00%	10,758	3.43%	10,758	3.43%	-	0.00%
Other borrowed money	4,070	4.04%	4,063	4.03%	7	0.01%	4,961	4.18%	4,954	4.18%	7	0.00%
Fed funds purchased and securities
sold under agreement to repurchase	263	3.28%	263	3.28%	-	0.00%	543	3.96%	543	3.96%	-	0.00%
Subordinated notes	569	3.26%	569	3.26%	-	0.00%	569	3.27%	569	3.27%	-	0.00%
Total Interest-Bearing Liabilities	32,583	2.55%	32,576	2.55%	7	0.00%	34,874	2.84%	34,867	2.85%	7	-0.01%

Interest/Dividend income/yield	88,945	5.44%	88,335	5.40%	610	0.04%	84,494	5.32%	83,288	5.25%	1,206	0.07%
Interest Expense / yield	32,583	2.55%	32,576	2.55%	7	0.00%	34,874	2.84%	34,867	2.85%	7	-0.01%
Net Interest Spread	56,362	2.89%	55,759	2.85%	603	0.04%	49,620	2.48%	48,421	2.40%	1,199	0.08%
Net Interest Margin		3.45%		3.41%		0.04%		3.13%		3.05%		0.08%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

RECONCILIATION OF TANGIBLE COMMON EQUITY

(in thousands of dollars)

	For the Three Months Ended
Reconciliation of Common Stockholders' Equity to Tangible Common Equity	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Stockholders' Equity	$384,716	$375,948	$370,862	$361,780	$350,792
Less Goodwill and Other Intangibles	89,738	90,043	90,347	90,792	91,237
Tangible Common Equity	$294,978	$285,905	$280,515	$270,988	$259,555

Average Stockholders' Equity	$382,584	$376,923	$368,235	$357,394	$348,094
Less average Goodwill and Other Intangibles	89,933	90,234	90,629	91,076	91,516
Average Tangible Common Equity	$292,651	$286,689	$277,606	$266,318	$256,578